Exhibit 10(r)

      AMENDMENT, dated as of August 17, 1998 (this "Amendment"), to and of the Credit Agreement, dated as of September 8, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STAR MARKETS COMPANY, INC. (the "Company"), the Lenders from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                            W I T N E S S E T H :

      WHEREAS, the Company has requested the Lenders and the Administrative Agent to amend the Credit Agreement to reflect the impact of a sale/leaseback transaction completed in March 1998, $18.4 million of the Net Proceeds of which were applied pro rata to the Term Loans; and

      WHEREAS, the Lenders and the Administrative Agent are willing to so amend the Credit Agreement, but only on, and subject to, the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

      Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

      Section 2. Amendment of Subsection 10.8 (Consolidated EBITDA). Subsection 10.8 is hereby deleted in its entirety and the following is substituted in lieu thereof:

      10.8 Consolidated EBITDA. At the last day of any fiscal quarter set forth below, permit Consolidated EBITDA for the period of four fiscal quarters ending on such day to be less than the amount set forth opposite such fiscal quarter below:



      Fiscal Year    Fiscal Quarter       Amount
      ----------     --------------       ------
          1998           Second        $47,500,000
                         Third          48,800,000
                         Fourth         50,900,000

          1999           First          50,900,000
                         Second         50,900,000
                         Third          53,400,000
                         Fourth         55,900,000



      Fiscal Year    Fiscal Quarter       Amount
      -----------    --------------       ------

          2000           First         $55,900,000
                         Second         58,400,000
                         Third          60,900,000
                         Fourth         65,900,000

          2001           First          65,900,000
                         Second         68,400,000
                         Third          70,900,000
                         Fourth         75,900,000

          2002           First          75,900,000
                         Second         78,400,000
                         Third          80,900,000
                         Fourth         83,400,000

          2003           First          83,400,000
                         Second         85,900,000
                         Third          88,400,000


      Section 3. Amendment of Subsection 10.10(a) (Interest Coverage). The Third and Fourth Fiscal Quarter of 1998 is hereby deleted and the following is substituted in lieu thereof:



      Fiscal Year    Fiscal Quarter       Amount
      -----------    --------------       ------

          1998           Third         1.35 to 1
                         Fourth        1.35 to 1


      Section 4. Representation and Warranties. To induce the Lenders to enter into this Amendment, the Company hereby represents and warrants to the Lenders as of the date first above written that the representations and warranties made by the Company in the Credit Documents are true and correct in all material respects on and as of the date first above written, after giving effect to the effectiveness of this Amendment, as if made on and as of the date first above written unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

      Section 5. Miscellaneous. (a) Except for the amendments and waivers expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments and waivers provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

      (b) The Company hereby confirms that, after giving effect hereto, each Credit Document to which it is a party remains in full force and effect in accordance with its terms.

      (c) The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett counsel to the Administrative Agent.

      (d) This Amendment may be executed in any number of counterparts by the parties hereto, and all of said counterparts when taken together shall be deemed to constitute one and the same instrument.

      (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.

                                       STAR MARKETS COMPANY, INC.


                                       By:
                                          --------------------------------
                                          Title:


                                       THE CHASE MANHATTAN BANK, as
                                        Administrative Agent, Issuing Lender
                                        and a Lender


                                       By:
                                          --------------------------------
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:
                                          --------------------------------
                                          Title:


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:
                                          --------------------------------
                                          Title:


                                       BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                       By:
                                          --------------------------------
                                          Title:


                                       By:
                                          --------------------------------
                                          Title:

                                       CAPTIVA FINANCE LTD.


                                       By:
                                          --------------------------------
                                          Title:


                                       FLEET NATIONAL BANK


                                       By:
                                          --------------------------------
                                          Title:


                                       ERSTE BANK DER OSTERREICHISCHEN
                                        STARKASSEN AG


                                       By:
                                          --------------------------------
                                          Title:


                                       KZH HOLDING CORPORATION III


                                       By:
                                          --------------------------------
                                          Title:


                                       MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                       By:
                                          --------------------------------
                                          Title:


MERRILL LYNCH PRIME RATE PORTFOLIO

By:  Merrill Lynch Asset Management, L.P.,
      as Investment Advisor


By:
   -------------------------------
   Title:


THE MITSUBISHI TRUST AND BANKING
 CORPORATION


By:
   -------------------------------
   Title:


ML CBO IV (CAYMAN) LTD.

By:
   -------------------------------
   Title:


THE FLOATING RATE PORTFOLIO


By:
   -------------------------------
   Title:


PILGRIM AMERICA PRIME RATE TRUST

By:
   -------------------------------
   Title:


PRIME INCOME TRUST


By:
   -------------------------------
   Title:


                                       PROTECTIVE LIFE INSURANCE COMPANY


                                       By:
                                          --------------------------------
                                          Title:


                                       SENIOR DEBT PORTFOLIO

                                       By:  Boston Management Research, as
                                             Investment Advisor


                                       By:
                                          --------------------------------
                                          Title:


                                       SENIOR HIGH INCOME PORTFOLIO, INC.

                                       By:
                                          --------------------------------
                                          Title:


                                       STRATA FUNDING LTD.


                                       By:
                                          --------------------------------
                                          Title:


                                       VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST


                                       By:
                                          --------------------------------
                                          Title:


KZH-SOLEIL CORPORATION


By:
   -------------------------------
   Title:


KZH-IV CORPORATION


By:
   -------------------------------
   Title:


PAMCO CAYMAN LTD.


By:
   -------------------------------
   Title:


SPS SWAPS


By:
   -------------------------------
   Title:


                                       Consented to by:
                                       ----------------


                                       STAR MARKETS HOLDINGS, INC.


                                       By:
                                          --------------------------------
                                          Title: